Goodwill	12 Months Ended
Mar. 31, 2021
Intangible Assets [Abstract]
Goodwill
11. Goodwill

Goodwill represents the excess of what we paid to acquire businesses over the fair value of their net assets at the acquisition date. We assess whether goodwill is recoverable by performing an impairment review annually or more frequently if events or changes in circumstances indicate a potential impairment.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing exchange rate. Goodwill is allocated to cash-generating units and this allocation is made to those cash-generating units that are expected to benefit from the acquisition in which the goodwill arose.
Impairment is recognised where there is a difference between the carrying value of the cash-generating unit and the estimated recoverable amount of the cash-generating unit to which that goodwill has been allocated. Any impairment is recognised immediately in the income statement and is not subsequently reversed. Any impairment loss is first allocated to the carrying value of the goodwill and then to the other assets within the cash-generating unit. Recoverable amount is defined as the higher of fair value less costs to sell and estimated value-in-use at the date the impairment review is undertaken. Value-in-use represents the present value of expected future cash flows, discounted using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset for which the estimates of future cash flows have not been adjusted.

Total £m
Net book value at 1 April 2019¹	5,372
Exchange adjustments¹	259
Acquisition of National Grid Renewables (note 38)	81
Net book value at 1 April 2020	5,712
Exchange adjustments	(562)
Reclassification to held for sale (note 10)	(562)
Net book value at 31 March 2021	4,588
1.    Comparative amounts have been revised as described in note 1F.

There is no significant accumulated impairment charge as at 31 March 2021 or 31 March 2020.
The amounts disclosed above as at 31 March 2021 relate to the following cash-generating units: New York £3,004 million (2020: £3,334 million); Massachusetts £963 million (2020: £1,069 million); Rhode Island £nil (2020: £438 million); Federal £544 million (2020: £790 million); and National Grid Renewables £77 million (2020: £81 million). Following the announcement of the sale of NECO (see note 10), goodwill balances relating to the Rhode Island cash generating unit and a portion of the goodwill relating to the Federal cash generating unit were reclassified as held for sale in the period.
Goodwill is reviewed annually for impairment and the recoverability of goodwill has been assessed by comparing the carrying amount of our operations described above (our cash-generating units) with the expected recoverable amount on a value-in-use basis. In each assessment, the value-in-use has been calculated based on five-year plan projections that incorporate our best estimates of future cash flows, customer rates, costs (including changes in commodity prices), future prices and growth. Such projections reflect our current regulatory rate plans taking into account regulatory arrangements to allow for future rate plan filings and recovery of investment. The projections also take account of the costs associated with our net zero plans and the associated regulatory arrangements. Our plans have proved to be reliable guides in the past and the Directors believe the estimates are appropriate.
The future economic growth rate used to extrapolate projections beyond five years is 2.1% (2020: 2.1%). The growth rate has been determined having regard to data on projected growth in US real gross domestic product (GDP). Based on the position of our business in the underlying US economy, it is appropriate for the terminal growth rate to be based upon the overall growth in real GDP and, given the nature of our operations, to extend over a long period of time. Cash flow projections have been discounted to reflect the time value of money, using a post-tax discount rate of 5.0% (2020: 4.5%). The equivalent pre-tax discount rate is 5.3% (2020: 4.5%). The discount rate represents the estimated weighted average cost of capital of these operations.
In assessing the carrying value of goodwill, we have sensitised our forecasts to factor in a reduction in revenues and lower tax costs into our cash flow forecasts, but we have not reflected the impact of additional rate base growth on future earnings. While it is possible that a key assumption in the calculation could change, the Directors believe that no reasonably foreseeable change would result in an impairment of goodwill, in view of the long-term nature of the key assumptions and the margin by which the estimated value-in-use exceeds the carrying amount. This remains the case even after taking into account the short-term effects of COVID-19, the most significant of which is an increase in bad debt charges in the short term.